                                                                 EXHIBIT 10.14.1

                                                                  EXECUTION COPY
                                                                  --------------

                                 AUDIBLE, INC.

                               AMENDMENT NO. 1 TO

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
               --------------------------------------------------


         THIS AMENDMENT NO. 1 (the "Amendment") dated as of December 18, 1998 to the Amended and Restated Registration Rights Agreement dated February 26, 1998 (the "Agreement"), by and among Audible, Inc., a Delaware corporation (the "Company"), and the holders of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock listed on the signature pages thereto (such holders, the "Series A Holders", the "Series B Holders", the "Series C Holders" and the "Series D Holders", respectively), is hereby entered into by the Company, the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders and the New Investors (as defined herein). The undersigned Series A Holders, Series B Holders, Series C Holders and Series D Holders constitute the holders of at least a majority of the Registrable Securities of each such class, as such term is defined in the Agreement.

         WHEREAS, the Company is issuing and selling to certain of the existing Series D Holders and certain new investors (the "New Investors") (such Series D Holders and the New Investors are herein collectively referred to as the "Investors") an aggregate of up to Three Million (3,000,000) shares (the "New Shares") of Series D Preferred Stock under the terms and conditions set forth in Amendment No. 1, dated as of the date hereof, to the Series D Convertible Preferred Stock Purchase Agreement dated as of February 26, 1998; and

         WHEREAS, the Company, the Series A Holders, the Series B Holders, the Series C Holders and the existing Series D Holders desire that the Investors be granted registration rights with respect to the New Shares having the same terms and conditions as the registration rights granted to the existing Series D Holders with respect to the shares of Series D Preferred Stock.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The New Shares purchased by the Investors and the shares of Common Stock into which the New Shares may be converted are and shall be "shares of Series D Preferred Stock" and "Series D Registrable Securities," respectively, as such terms are defined in the Agreement.

         2. Each New Investor shall be a "Holder", as such term is defined in the Agreement.

         3. Amendment No. 1, dated as of the date hereof, to the Amended and Restated Stockholders' Agreement, dated as of February 26, 1998, shall be included in the term "Stockholders' Agreement", as such term is defined in the Agreement.

         4. Amendment No. 1, dated as of the date hereof, to the Series D Convertible Preferred Stock Purchase Agreement dated as of February 26, 1998, shall be included in the term "Stock Purchase Agreement", as such term is defined in the Agreement.

         5. Wherever the Agreement is itself referred to in the Agreement, or wherever there are references in the Agreement to "hereunder', "hereof', "herein", or words of like import, they shall mean the Agreement, as amended hereby.

         6. Each of the Investors hereby agrees to be bound by all the terms and conditions of, and is hereby granted all of the rights of an Investor under, the Agreement as though such Investor had been an original party to the Agreement, and by executing this Amendment, each Investor (in the case of the Series D Holders, to the extent that New Shares are acquired hereunder) becomes a party thereto and is bound thereby.

         7. All notices, pursuant to Section 6.9 of the Agreement, addressed to the New Investors shall be addressed as follows;

          If to Microsoft Corporation:

               Microsoft Corporation
               One Microsoft Way
               Redmond, WA  98052-6399
               Attention: Senior Director, Business Development and Investments Telephone No.: (425) 882-8080
               Telecopier No.:  (425) 936-7329

          with a copy to:

              Microsoft Corporation
              One Microsoft Way
              Redmond, WA  98052-6399
              Attention: General Counsel, Finance & Administration Telephone No.: (425) 882-8080
              Telecopier No.:  (425) 869-1327

          If to any of the CSK Venture Capital entities:

               CSK Venture Capital Co., Ltd.
               Kenchikukaikan 7F, 5-26-20 Shiba
               Minato-ku Tokyo  108-0014
               Japan
               Attention:  Kenji Suzuki
               Telephone No.:  81-(0)3-3457-5588
               Telecopier No.:  81-(0)3-3457-7070

          with a copy to:

               Morrison & Foerster's
               AIG Building, 7th Floor
               1-1-3 Marunouchi, Chiyoda-ku
               Tokyo 100 Japan
               Attention:  Charles Comey
               Telephone No.:  81-3-3214-6522
               Telecopier No.:  81-3-3214-6512

          If to New York Life Insurance Company:

               New York Life Insurance Company
               Investment Department, Venture Capital Group
               51 Madison Avenue
               New York, NY  10010
               Attention:  Philip Smith
               Telephone No.:  (212) 576-5101
               Telecopier No.:  (212) 576-8080

          with a copy to:

               New York Life Insurance Company
               Office of the General Counsel
               51 Madison Avenue
               New York, NY  10010
               Attention:  E. Payson Clark
               Telephone No.:  (212) 576-7265
               Telecopier No.:  (212) 576-8340

          If to any of the C. Blair entities:

               C. Blair Asset Management
               5 Greenwich Office Park
               4/th/ Floor
               Greenwich, CT  06831
               Attention:  Christopher Blair
               Telephone No.:  (203) 552-9797
               Telecopier No.:  (203) 552-9418

         8. The Company anticipates that the New Shares will be issued at one or more closings and the parties hereto acknowledge and agree that additional investors who purchase New Shares on any such subsequent closing will be required, by executing counterparts of this Amendment, to become Investors for all purposes of this Amendment and the Agreement.

         9. This Amendment shall in all respects be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, without regard to the conflict of law principles thereof.

         10. Any party's failure to enforce any provision or provisions of this Amendment shall not in any way be construed as a waiver of any such provision or provisions, nor shall such failure to enforce prevent that party thereafter from enforcing each and every other provision of this Amendment. The rights granted to the parties herein are cumulative and shall not constitute a waiver of any party's right to assert all other legal remedies available to it under the circumstances.

         11. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

         12. Each Investor agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Amendment or the Agreement.

         13. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         14. Nothing contained in this Amendment or the Agreement shall diminish the continuing obligations of any financial institution to comply with applicable requirements of law that such financial institution maintain responsibility for the disposition of, and control over, its admitted assets, investments and property, including (without limiting the generality of the foregoing) the provisions of Section 1411(b) and all other applicable provisions of the New York Insurance Law, as amended, and as hereinafter from time to time in effect.

                       (Signatures on following pages.)

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

AUDIBLE, INC.


By: /s/ Andrew J. Huffman
   -----------------------------
  Andrew Huffman, President and
  Chief Executive Officer


                              NEW INVESTORS

                              MICROSOFT CORPORATION

                                    /s/ Gregory B. Mattei
                              By:  _________________________________
                                    Name:  Gregory B. Mattei
                                          --------------------------
                                    Title: Vice President Finance,
                                           Chief Financial Officer
                                           -------------------------
                                    Address:   One Microsoft Way
                                               Redmond, WA  98052-6399

                              CSK VENTURE CAPITAL CO., LTD. AS INVESTMENT
                              MANAGER FOR CSK-1(A) INVESTMENT FUND

                              By:  /s/ Kinya Nakagome
                                   ---------------------------------
                                    Name:    Kinya Nakagome
                                           -------------------------
                                    Title:   Managing Director
                                           -------------------------
                                    Address:   Kenchikukaikan 7F, 5-26-20 Shiba
                                               Minato-ku Tokyo  108-0014
                                               Japan

                              CSK VENTURE CAPITAL CO., LTD. AS INVESTMENT
                              MANAGER FOR CSK-1(B) INVESTMENT FUND

                              By:  /s/ Kinya Nakagome
                                   ---------------------------------
                                    Name:    Kinya Nakagome
                                           -------------------------
                                    Title:   Managing Director
                                           -------------------------
                                    Address:   Kenchikukaikan 7F, 5-26-20 Shiba
                                               Minato-ku Tokyo  108-0014
                                               Japan

                              CSK VENTURE CAPITAL CO., LTD. AS INVESTMENT
                              MANAGER FOR CSK-2 INVESTMENT FUND

                              By:  /s/ Kinya Nakagome
                                   ---------------------------------
                                    Name:    Kinya Nakagome
                                           -------------------------
                                    Title:   Managing Director
                                           -------------------------
                                    Address:   Kenchikukaikan 7F, 5-26-20 Shiba
                                               Minato-ku Tokyo  108-0014
                                               Japan

                              NEW YORK LIFE INSURANCE COMPANY

                              By:  /s/ Philip A. Smith
                                   ---------------------------------
                                    Name:    Philip A. Smith
                                           -------------------------
                                    Title:   Director
                                           -------------------------
                                    Address:   51 Madison Avenue
                                               New York, NY  10010

                              C. BLAIR FUND, LTD.

                              By:  /s/ Christopher Blair
                                   ---------------------------------
                              Name:  Christopher Blair
                                     -------------------------------
                              Title: General Partner
                                     -------------------------------

                              C. BLAIR PARTNERS, LP

                              By:  /s/ Christopher Blair
                                   ---------------------------------
                              Name:  Christopher Blair
                                     -------------------------------
                              Title: General Partner
                                     -------------------------------

                              C. BLAIR PARTNERS II, LP

                              By:  /s/ Christopher Blair
                                   ---------------------------------
                              Name:  Christopher Blair
                                     -------------------------------
                              Title: General Partner
                                     -------------------------------

                              ORIGINAL INVESTORS


                              CPQ HOLDINGS, INC.

                              By:  /s/ Linda Auwers
                                   ------------------------------------
                                     Name:  Linda Auwers
                                            ---------------------------
                                     Title: Secretary
                                            ---------------------------
                                     Address:  20555 SH 249
                                               Houston, Texas  77070

                              HAMBRECHT & QUIST, CALIFORNIA

                              By:  ____________________________________
                                     Name:  Lisa Lewis
                                     Title: Controller
                                            Attorney-in-fact
                                     Address:  One Bush Street
                                               San Francisco, CA 94104

                              VENTURE FUND I, L.P.

                              By:  VENTURE MGMT I, L.P., it's General Partner
                              By:  /s/ Brad Burnham
                                   -----------------------------
                                     Name:  Brad Burnham
                                     Title: General Partner
                                     Address:  295 North Maple Avenue
                                               Basking Ridge, NJ  07920

                              AT&T VENTURE FUND II, L.P.
                              By:  VENTURE MGMT LLC, it's General Partner
                              By:  /s/ Brad Burnham
                                   -----------------------------
                                     Name:  Brad Burnham
                                     Title: Manager
                                     Address:  295 North Maple Avenue
                                               Basking Ridge, NJ  07920

                              THOMSON U.S. INC.


                              By:  /s/ James R. Schurr
                                  ------------------------
                                   Name:   James R. Schurr
                                   Title:  Vice President
                                   Address:     Two Mill Road, P.O. Box 4679
                                                Wilmington, DE 19807

                              THOMSON FINANCE INVESTMENTS, INC.


                              By:  /s/ James R. Schurr
                                  ------------------------
                                   Name:   James R. Schurr
                                   Title:  Vice President
                                   Address:     Two Mill Road, P.O. Box 4679
                                                Wilmington, DE 19807


                              INTEL CORPORATION


                              By: /s/ Satish Rishi
                                 -----------------------
                                   Name: Satish Rishi
                                   Title: Assistant Treasurer,
                                          International Intel Corporation
                                   Address:     2200 Mission College Boulevard
                                                Santa Clara, CA  95952-8119

                              APA EXCELSIOR IV, L.P.

                              By:  APA EXCELSIOR IV PARTNERS, L.P.
                                   Its General Partner

                              By:  PATRICOF & CO. MANAGERS
                                   INC., its General Partner

                              By: /s/ Alan Patricof
                                 -----------------------
                                   Name: Alan Patricof
                                   Title: Chairman
                                   Address:     445 Park Avenue, 11th Fl.
                                                New York, New York  10022

                              APA EXCELSIOR IV/OFFSHORE, L.P.

                              By:  PATRICOF & CO. VENTURES, INC., its
                                   Investment Advisor

                              By: /s/ Alan Patricof
                                 ------------------------
                                   Name: Alan Patricof
                                   Title: Chairman
                                   Address:     445 Park Avenue, 11th Fl.
                                                New York, New York  10022

                              PATRICOF PRIVATE INVESTMENT CLUB, L.P.

                              By:  APA EXCELSIOR IV PARTNERS, L.P.,
                                   its General Partner

                              By:  PATRICOF & CO. MANAGERS, INC.,
                                   its General Partner

                              By: /s/ Alan Patricof
                                 ------------------------
                                   Name:
                                   Title:
                                   Address:     445 Park Avenue, 11th Fl.
                                                New York, New York  10022

                              KLEINER PERKINS CAUFIELD & BYERS VIII

                              By:  PCB VIII ASSOCIATES,
                                   its General Partner

                              By: /s/ Kevin R. Compton
                                 ------------------------
                                   Name: Kevin R. Compton
                                   Title: General Partner
                                   Address:     2750 Sand Hill Road
                                                Menlo Park, CA  94025

                              KPCB INFORMATION SCIENCES ZAIBATSU FUND II

                              By:  KPCB VII ASSOCIATES, its General
                                   Partner

                              By: /s/ Kevin R. Compton
                                 ----------------------
                                   Name: Kevin R. Compton
                                   Title: General Partner
                                   Address:       2750 Sand Hill Road
                                                  Menlo Park, CA  94025

                              KPCB VIII FOUNDERS FUND

                              By:  KPCB VIII Associates
                              Its: General Partner

                              By: /s/ Kevin R. Compton
                                 ----------------------
                                   Name: Kevin R. Compton
                                   Title: General Partner
                                   Address:       2750 Sand Hill Road
                                                  Menlo Park, CA  94025

                              IRONWOOD CAPITAL L.L.C.

                              By: /s/ Timothy Mott
                                 ----------------------
                                   Name:
                                   Title:
                                   Address:       2241 Lundy Avenue
                                                  San Jose, CA  95131

                              _______________________________
                              Bingham Gordon
                              Address:  _____________________
                              _______________________________

                              _______________________________
                              Winthrop Knowlton
                              Address:  _____________________
                              _______________________________

                              COMDISCO, INC.

                              By:____________________________
                                   Name:
                                   Title:
                                   Address:

                              IMPERIAL BANK, INC.

                              By:____________________________
                                   Name:
                                   Title:
                                   Address:

                              _______________________________
                              Dan Rimer
                              Address:  _____________________
                              _______________________________


                              _______________________________
                              Kip Sheeline
                              Address:  _____________________
                              _______________________________


                              _______________________________
                              Zach Hulsey
                              Address:  _____________________
                              _______________________________


                              _______________________________
                              Jammie Corroon
                              Address:  _____________________
                              _______________________________


                              _______________________________
                              Rob Keller
                              Address:  _____________________
                              _______________________________